Exhibit 99.1

 Photronics, Inc.Global Leader in the Merchant Photomask Industry  22nd Annual Needham Growth ConferenceJanuary 15, 2020

 Safe Harbor Statement  2  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “plan”, “project”, “in our view” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission.

A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*
  - *Growing more quickly than the market*
- **Technology aligned with secular growth trends**
  - *China industry expansion (IC & FPD) – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Rapid expansion of G10.5+ panel capacity*
- **Investment strategy drives earnings growth**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Increasing free cash flow to fund growth investments and share repurchase*

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 Photronics at a Glance  4  Unmatched Global Footprint11 Strategically Located Manufacturing Facilities

 Photomasks: Essential for Electronics Manufacturing  5  Component Design  End User  Manufacturing Process  Photomask  BRINGS DESIGN TOMANUFACTURING FLOOR

Core Competencies Underpin Sustainable Growth

Low Cost Producer	Cost control Supply chain optimization
Operational Excellence	Flexible delivery High yields
Customer Intimacy	Trusted partner Wafer yield enhancement
Technology Leader	Process know-how Advanced PoR

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Repositioned for Growth

- **China**
  - Total TAM ~$700M by 2022
  - Region with strongest growth potential
  - Supported by new manufacturing facilities since 2019
- **IC Captive**
  - Approximately $2.6B TAM
  - We are seen as trusted partner
  - Commitments improve sustainability
- **High-end revenue growth**
  - High value and high growth
  - Supports China & captive initiatives



Revenue ($M)
300
250
200
150
100
50
0
+245%
+44%
+53%
China
IC Captive
High-End
2017
2019

Note: classifications in graph above are not distinct; revenue related to certain products may appear in more than one category

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7

 Repositioned the companyGrew high-end revenue  Investing in ChinaPhase I – 2019-2020Phase II – 2020-2021 Leveraging FPD technology inflections  Entering strategic photomask partnershipsExploring adjacent market M&A  Driving Sustainable, Profitable Growth  8  Past (2017 – 2018)  Recent and Present (2019 – 2021)  Future (2022 and beyond)

Developing and Growing China Business


China Revenue ($M)
148
+69% CAGR
31
2016
2019
IC
FPD

- **We already have growing business in China**
  - 27% of total revenue in 2019
    - 18% of IC revenue
    - 52% of FPD revenue
  - Growing strong since 2016
    - IC +83% CAGR
    - FPD +59% CAGR
- **Manufacturing presence in China aims to accelerate growth**
  - Customer contracts help ramp facilities more quickly
  - Investment incentives reduce risk and improve returns
  - IC JV enables us to compete more effectively

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Leveraging Technology Leadership for Mobile Display AMOLED Adoption



Smartphone AMOLED Adoption
50%
40%
30%
20%
10%
0%
2019
2020
2021
2022
2023
2024
2025
AMOLED remains preferred technology for mobile applications

Source: Internal Estimates

- **Mobile devices moving from LCD to AMOLED**
  - Superior visual characteristics
  - Lower power consumption
  - Enables flexible format
  - Preferred for VR/AR devices
- **Increasing mask complexity**
  - More mask layers per set
  - Tighter specs on each layer
- **Established technology leadership**
  - 1st firm with P-800 mask writer
  - Produces highest resolution AMOLED masks
  - Competitive advantage vs. all merchants and captives

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G10.5+ → Improved Glass Efficiency for Ultra-Large Screen TV



G6
1500 mm x 1850 mm
65”
88%
65”
G7.5
1950 mm x 2250 mm
75”
73%
75”
G8.5
2200 mm x 2500 mm
65”
65”
64%
65”
G10.5+
2940 mm x 3370 mm
75”
75”
75”
94%
75”
75”
75”
65”
65”
65”
95%
65”
65”
65”
65”
65”

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"Made in China 2025" Driving Growth in FPD Market


China FPD Mask TAM ($M)
600
500
400
300
200
100
-
+12% CAGR
2017
2019
2023
G5
G8
G6 LTPS/AMOLED
G10.5+

Source: Internal Estimates

- **China represents fastest growing display region**
  - 51 fabs in production or under construction
  - Largest LCD display producer (Korea 2nd)
- **Photomask opportunities in China are attractive**
  - Wide range of display technologies
  - No merchant photomask producer with high-end experience
  - We are aligned with fastest growing sectors: AMOLED & G10.5+

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51 China Display Fabs in Production by 2022


G10.5+ (5)
AMOLED (16)
LCD (30)
Photronics Locations
FPD Korea
FPD Hefei
FPD Taiwan

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

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“Made in China 2025” Driving Growth in IC Market



China IC Market vs. China IC Production Trends
China IC Market ($B)
China IC Production ($B)
IC Production Share of China IC Market:
2013: 12.6%
2018: 15.3%
2023F: 20.5%
2018-2023F
CAGR = 8%
2018-2023F
CAGR = 15%
$51 $49 $68 $74 $74 $82 $92 $92 $101 $128 $155 $229
$4.9 $4.2 $5.8 $7.9 $8.8 $10.3 $11.7 $13.4 $13.0 $19.3 $23.8 $47.0
Billions of Dollars
0 40 80 120 160 200 240
08 09 10 11 12 13 14 15 16 17 18 23F
Year

Source: IC Insights

- **China represents fastest growing semiconductor region**
  - Growing domestic producers
  - Investments by multi-nationals
- **More investment needed to meet national targets**
  - 2023 forecast is 21%
  - China government target is 40% by 2020, 70% by 2025
- **Photomask opportunities in China are attractive**
  - Wide range of nodes in logic and memory
  - No strong domestic merchant mask producer

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 22 New China 12” IC Fabs 2018-2022  15  Image from https://commons.wikimedia.org/wiki/File:China-equirect.png  Photronics LocationsIC KoreaIC XiamenIC TaiwanIC Boise (not shown)      Logic (16)Memory (6)

 Top line growth with continued focus on driving costs outDisciplined focus on investments to improve ROICMaintain strong balance sheet while returning cash to shareholdersShare repurchasesFlexibility to invest in other growth opportunities (organic or M&A)  Strategic Priorities to Improve Shareholder Value  16

 Powerful operating leverage: target 50%Strong operating cash flow generatorDisciplined investment approachSolid balance sheet  Solid Financial Fundamentals  17

On Our Way to 2020 Target



Revenue ($M)
451
535
551
630
Q4 2019 Run-rate $625M
2017
2018
2019
2020 Target

Key Success Factors

- "Made in China 2025" – new facilities
- FPD technology inflections
- Repositioned the company
- Node migration (logic & memory)
- Growing business with captive producers
- IC JV's in China and Taiwan
- Stable mainstream business
- Cross-site collaboration to serve global customers

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Clear Capital Deployment Priorities

- **Fund organic growth**
  - Geographic expansion into China
  - Investments to maintain technical leadership
  - Capacity expansion when reciprocated by customer commitment
- **Explore strategic M&A**
  - Photomask industry – IC & FPD
  - Adjacencies to increase revenue diversification
- **Share repurchase**
  - Repurchased 4.7M shares ($44.8M) since 2018
  - $89M remaining in current $100M authorization
  - Redeemed $115M in convertible debt since 2016, eliminating 10.3M potentially dilutive shares

Reducing Diluted Shares
(Million Shares)



79
67
-15%
Q315
Q419

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Financial Summary

- **Clear path to accelerate profitable growth**
- **Prudent stewardship of balance sheet**
- **Financial model to grow income faster than revenue**
- **On track to achieve financial targets**
  - Revenue $630M & EPS $0.80 by 2020
  - Operating margin > 15%
  - Minimum $100M net cash
  - Improve ROIC – no projects accepted below hurdle rate

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A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competencies: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*
  - *Growing more quickly than the market*

- **Technology aligned with secular growth trends**
  - *China industry expansion (IC & FPD) – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Rapid expansion of G10.5+ panel capacity*

- **Investment strategy drives earnings growth**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Increasing free cash flow to fund growth investments and share repurchase*

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 Thank you for your interest!  For Additional Information:R. Troy Dewar, CFAVice President, Investor Relations203.740.5610tdewar@photronics.com

 Appendix

Q4 2019 Summary

- **Record revenue, up 13% Q/Q and 8% Y/Y**
  - Record FPD revenue driven by mobile displays and Hefei production ramp
  - Record IC revenue as China design activity accelerates
  - Record revenue of products shipped to China, representing 33% of total revenue
- **Operating margin expanded to 13.7% on operating leverage and cost control**
- **Net income attributable to Photronics, Inc. shareholders of $9.7M ($0.15/share)**
- **Cash balance grew to $207M on strong operating cash flow**
- **Repurchased 1.0M shares for $11M**
- **China production contributed $11M to revenue**

Successfully repositioned the business; China investments driving long-term, profitable growth

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$M (except EPS)  Q419  Q319  Q/Q  Q418  Y/Y  Revenue  $ 156.3  $ 138.1  13%  $ 144.7  8%  Gross Profit  $ 38.2  $ 30.6  25%  $ 35.4  8%  Gross Margin  24.4%  22.1%  230 bps  24.5%  (10 bps)  Operating Income  $ 21.5  $ 13.4  60%  $ 18.0  19%  Operating Margin  13.7%  9.7%  400 bps  12.5%  120 bps  Other income (expense)  ($ 6.1)  ($ 0.3)  ($ 5.8)  $ 2.3  ($ 8.4)  Income tax provision  $ 2.3  $ 3.2  ($ 0.9)  $ 3.6  ($ 1.2)  Minority interest  $ 3.3  $ 3.5  ($ 0.1)  $ 4.3  ($ 0.9)  Net Income*  $ 9.7  $ 6.3  53%  $ 12.5  (22%)  Diluted EPS*  $ 0.15  $ 0.10  $ 0.05  $ 0.18  ($ 0.03)  Days in quarter  95  91  4  94  1  Gross and operating margin improved Q/Q on revenue growth, operating leverage and cost controlsChina operations were $4.1M negative impact to operating incomeOther income/expense primarily attributable to FX gain/lossMinority interest reflects Taiwan JV gain partially offset by China JV loss  Income Statement Summary  25  *Net income attributable to Photronics, Inc. shareholders

 Revenue grew with increase in broad-based design activityChina revenue rebounded as firms accelerate product development+72% Q/Q; +32% Y/YRepresents 22% of Q419 IC revenueOutlookExpect stable to improving high-end demandAnticipate production ramping in XiamenPotential impact from US-China trade discussionsSeasonal headwinds  $M  Q419  Q319  Q/Q  Q418  Y/Y  High-End*  $ 45.0  $ 38.5  17%  $ 39.4  14%  Mainstream  $ 67.6  $ 61.7  9%   $ 71.4  (5%)  Total  $ 112.5  $ 100.2  12%  $ 110.9  1%  IC Photomask Revenue  26  *28nm and smaller  Total may differ due to rounding

 IC Photomask Revenue  27      Mainstream  High-End  High-End: 28nm and smaller; total may differ due to rounding

 Record FPD revenue driven by mobile displays and China production ramp, including G10.5+China revenue +32% Q/Q; +118% Y/YRepresents 61% of Q419 FPD revenueOutlookMobile display demand expected to remain highLCD industry downturn continuesHefei shipments should continue to ramp  $M  Q419  Q319  Q/Q  Q418  Y/Y  High-End*  $ 28.5  $ 25.9  10%  $ 22.0  29%  Mainstream  $ 15.2  $ 12.0  27%  $ 11.8  30%  Total  $ 43.7  $ 37.9  15%  $ 33.8  29%  FPD Photomask Revenue  28  *≥G8 and AMOLED  Total may differ due to rounding

 FPD Photomask Revenue  29      Mainstream  High-End  High-End: ≥G8 and AMOLED; total may differ due to rounding

 $M  Q419  Q319  Q418  Cash  $ 207  $ 197  $ 329  Debt  $ 53  $ 49  $ 57  Net Cash*  $ 154  $ 148  $ 272  Operating Cash Flow  $ 48  $ 26  $ 44  Capital Expenditures  $ 17  $ 20  $ 28  Share repurchase  $ 11  -  $ 16  Deploying cash balance to fund China investmentsDebt is local China borrowing to finance fixed assetsFY 2019 capex $177M; anticipate FY 2020 capex ~ $100M (includes 2019 carryover)Repurchased 1.0M shares for $11M (YTD 2.1M shares for $22M)Balance sheet able to fund planned investments, share repurchases, and strategic M&A opportunities  Select Financial Data  30  *Net cash defined as cash and cash equivalents less long-term borrowings (including current portion), as reported in accordance with GAAP

 Total Revenue  31      IC  FPD